UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       January 5, 2017 (December 20, 2016)
                Date of Report (Date of Earliest Event Reported)


                                  SNOOGOO CORP
             (Exact Name of Registrant as Specified in its Charter)

             Nevada                     333-140445               20-5619324
(State of Other Jurisdiction of        (Commission            (I.R.S. Employer
 Incorporation or Organization)        File Number)          Identification No.)

7825 N Calle Caballeros, Paradise Valley, AZ                       85253
  (Address of Principal Executive Offices)                       (Zip Code)

                                  800-234-3919
              (Registrant's Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(A) DISMISSAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

On December 20, 2016, Snoogoo, Corp. (the "Company") learned Seale and Beers, CPAs ("SB"), the Company's independent registered public accounting firm, was acquired by AMC Auditing, LLC ("AMC"). The Audit Committee of the Company's Board of Directors concluded the Company will accept AMC as the Company's independent registered public accounting firm. The Board of Directors ratified the auditor change.

The audit reports of SB on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from March 31, 2016 through December 31, 2016, (i) there were no disagreements with SB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to SB's satisfaction, would have caused SB to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SB with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the "SEC"). A copy of SB's letter dated January 5, 2017 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

(B) ENGAGEMENT OF NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

On December 20, 2016, the Audit Committee engaged AMC Auditing, LLC as the Company's independent registered public accounting firm for the year ending December 31, 2017.

During the two most recent fiscal years ended December 31, 2015 and December 31, 2014 and during the subsequent interim period from March 31, 2016 through December 31, 2016, neither the Company nor anyone on its behalf consulted AMC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided to the Company that AMC concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event", each as defined in Regulation S-K Item 304(a)(1)(v), respectively.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 16.1: Letter from Seale and Beers, CPAs dated January 5, 2017 to the Securities and Exchange Commission.

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
                                   SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SNOOGOO, CORP.


Date: January 5, 2017              By: /s/ Martin R Nason
                                       -----------------------------------------
                                       Name:  Martin R Nason
                                       Title: CFO

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